SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549


                                    _____________

                                       FORM 8-K

                                    CURRENT REPORT



                        Pursuant to Section 13 or 15(d) of the

                           Securities Exchange Act of 1934




                                     June 8, 1994
                   Date of Report (Date of earliest event reported)




                                    ConAgra, Inc.
                (Exact name of registrant as specified in its charter)


                    Delaware       1-7275                   47-0248710
               (State or other     (Commission              (IRS Employer
               jurisdiction of     File Number)        Identification No.)
               incorporation)



               One ConAgra Drive, Omaha, Nebraska                68102-5001
               (Address of principal executive offices)          (Zip Code)



                 Registrant's telephone number, including area code:
                                    (402) 595-4000
















          Item 5.  Other Events.

                    On June 8, 1994, ConAgra Capital, L.C. completed the sale of $175 million of Series B Adjustable Rate Cumulative Preferred Securities. ConAgra Capital, L.C. is an indirectly wholly-owned subsidiary of ConAgra, Inc. ConAgra Capital, L.C. loaned the proceeds of the sale to ConAgra, Inc. to be used for general corporate purposes. The Series B Adjustable Rate Cumulative Preferred Securities are guaranteed on a limited basis by ConAgra, Inc. and exchangeable in certain limited circumstances for Series B Adjustable Rate Debentures of ConAgra, Inc.

                    On April 27, 1994, ConAgra Capital, L.C. completed the sale of $100 million of 9% Series A Cumulative Preferred Securities. ConAgra Capital, L.C. loaned the proceeds of the sale to ConAgra, Inc. to be used for general corporate purposes. The 9% Series A Cumulative Preferred Securities are guaranteed on a limited basis by ConAgra, Inc. and exchangeable in certain limited circumstances for Series A Debentures of ConAgra, Inc.

                    The 9% Series A Cumulative Preferred Securities (CAG Pr
          A) and the Series B Adjustable Rate Cumulative Preferred Securities (CAG Pr B) are listed on the New York Stock Exchange.


          Item 7.  Exhibits.

               1. Written Action establishing the terms of the Series B Adjustable Rate Cumulative Preferred Securities.

               2. Written Action establishing the terms of the 9% Series A Preferred Securities.

               3. Indenture dated March 10, 1994 between ConAgra, Inc. and First Trust National Association as Trustee.

               4. First Supplemental Indenture dated April 20, 1994 to the Indenture dated March 10, 1994 between ConAgra, Inc. and First Trust National Association as Trustee.

               5. Second Supplemental Indenture dated April 20, 1994 to the Indenture dated March 10, 1994 between ConAgra, Inc. and First Trust National Association as Trustee.

               6. Third Supplemental Indenture dated June 1, 1994 to the Indenture dated March 10, 1994 between ConAgra, Inc. and First Trust National Association as Trustee.

               7. Fourth Supplemental Indenture dated June 1, 1994 to the Indenture dated March 10, 1994 between ConAgra, Inc. and First Trust National Association as Trustee.
















               8. $175,000,000 Series B Adjustable Rate Debenture dated June 8, 1994.

               9. $46,519,000 Series BB Adjustable Rate Debenture dated June 8, 1994.

               10.  $100,000,000 Series A Debenture dated April 27, 1994.

               11.  $26,600,000 Series AA Debenture dated April 27, 1994.

               12. Operating Agreement of ConAgra Capital, L.C. dated April 20, 1994.

               13. Payment and Guarantee Agreement dated April 20, 1994 of ConAgra, Inc. with respect to ConAgra Capital, L.C.

               14. Agreement as to Expenses and Liabilities between ConAgra, Inc. and ConAgra Capital, L.C.



                                      SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             CONAGRA, INC.


          June 13, 1994                 By:  /s/ Stephen L. Key
                                             Stephen L. Key, Executive Vice
                                             President and  Chief Financial
                                             Officer



                                    EXHIBIT INDEX
          Exhibit
            No.                    Description                       Page

             1      Written Action establishing the terms of
                    the Series B Adjustable Rate Cumulative
                    Preferred Securities.............................

             2      Written Action establishing the terms of the
                    9% Series A Preferred Securities.................

             3 Indenture dated March 10, 1994 between ConAgra, Inc. and First Trust National Association as Trustee.......................................

             4      First Supplemental Indenture dated April 20,
                    1994 to the Indenture dated March 10, 1994














                    between ConAgra, Inc. and First Trust National
                    Association as Trustee...........................

             5      Second Supplemental Indenture dated April 20,
                    1994 to the Indenture dated March 10, 1994
                    between ConAgra, Inc. and First Trust National
                    Association as Trustee...........................

             6      Third Supplemental Indenture dated June 1,
                    1994 to the Indenture dated March 10, 1994
                    between ConAgra, Inc. and First Trust National
                    Association as Trustee............................

             7      Fourth Supplemental Indenture dated June 1,
                    1994 to the Indenture dated March 10, 1994
                    between ConAgra, Inc. and First Trust National
                    Association as Trustee............................

             8      $175,000,000 Series B Adjustable Rate Debenture
                    dated June 8, 1994................................

             9      $46,519,000 Series BB Adjustable Rate Debenture
                    dated June 8, 1994................................

            10      $100,000,000 Series A Debenture dated April 27,
                    1994..............................................

            11      $26,600,000 Series AA Debenture dated April 27,
                    1994..............................................

            12      Operating Agreement of ConAgra Capital, L.C.
                    dated April 20, 1994..............................

            13 Payment and Guarantee Agreement dated April 20, 1994 of ConAgra, Inc. with respect to ConAgra
                    Capital, L.C......................................

            14      Agreement as to Expenses and Liabilities between
                    ConAgra, Inc. and ConAgra Capital, L.C............